UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 7, 2023

BJ’S WHOLESALE CLUB HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38559	45-2936287
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 Campus Drive Marlborough, Massachusetts	01752
(Address of principal executive offices)	(Zip Code)

(774) 512-7400
(Registrant’s telephone number, including area code)

N/A

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	BJ	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 15, 2023, Scott Kessler notified BJ’s Wholesale Club Holdings, Inc. (the “Company”) of his decision to resign, effective as of May 26, 2023, as Executive Vice President, Chief Information Officer of BJ’s Wholesale Club, Inc., a wholly owned subsidiary of the Company. There were no disagreements between Mr. Kessler and the Company on any matter relating to the Company’s operations, policies or practices which resulted in his resignation.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 7, 2023, the Board of Directors of the Company (the “Board”), amended and restated the Company’s Second Amended and Restated Bylaws, as amended, which became effective April 1, 2023 (as so amended and restated, the “Third Amended and Restated Bylaws”), to, among other things:

•	address the universal proxy rules (the “Universal Proxy Rules”) adopted by the U.S. Securities and Exchange Commission, by requiring a stockholder’s nomination notice to include a representation that it intends to solicit proxies from stockholders representing at least 67% of the voting power of shares entitled to vote on the election of directors; (Article II, Section 2.4(iii)(d))

•	clarify that no applicable person may solicit proxies in support of a director nominee other than the Board’s nominees unless such person has complied with Rule 14a-19 under the Securities and Exchange Act of 1934, as amended, including applicable notice and solicitation requirements; (Article II, Section 2.5(viii) and (xi))

•	require stockholders who intend to use the Universal Proxy Rules to provide reasonable evidence of the satisfaction of certain requirements thereunder at least five business days before the applicable stockholder meeting date; (Article II, Section 2.5(xi))

•	require that any stockholder directly or indirectly soliciting proxies from other stockholders use a proxy card color other than white, which is reserved for the exclusive use of the Board; and (Article II, Section 2.13(b))

•	make various other updates, including ministerial and conforming changes.

The foregoing description of the Third Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by the full text of the Third Amended and Restated Bylaws filed as Exhibit 3.1 hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Third Amended and Restated Bylaws of BJ’s Wholesale Club Holdings, Inc., effective April 1, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 19, 2023

BJ’S WHOLESALE CLUB HOLDINGS, INC.

By:	/s/ Graham N. Luce
Name:	Graham N. Luce
Title:	Executive Vice President, Secretary